EARNINGS RELEASE FINANCIAL SUPPLEMENT

FOURTH QUARTER 2016

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9
Earnings Per Share and Related Information	10

Business Segment Results
Consumer & Community Banking	11–14
Corporate & Investment Bank	15–17
Commercial Banking	18–19
Asset Management	20–22
Corporate	23

Credit-Related Information	24–27

Non-GAAP Financial Measures, Key Performance Measures and Other Notes	28
Glossary of Terms (a)

(a)
Refer to the Glossary of Terms on pages 311–315 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2015 (the “2015 Annual Report”) and the Glossary of Terms and Acronyms and Line of Business Metrics on pages 172–179 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2016.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								FULL YEAR
							4Q16 Change					2016 Change
SELECTED INCOME STATEMENT DATA	4Q16		3Q16	2Q16	1Q16	4Q15	3Q16	4Q15	2016		2015	2015
Reported Basis
Total net revenue	$23,376		$24,673	$24,380	$23,239	$22,885	(5)%	2%	$95,668		$93,543	2%
Total noninterest expense	13,833		14,463	13,638	13,837	14,263	(4)	(3)	55,771		59,014	(5)
Pre-provision profit	9,543		10,210	10,742	9,402	8,622	(7)	11	39,897		34,529	16
Provision for credit losses	864		1,271	1,402	1,824	1,251	(32)	(31)	5,361		3,827	40
NET INCOME	6,727		6,286	6,200	5,520	5,434	7	24	24,733		24,442	1

Managed Basis (a)
Total net revenue	24,333		25,512	25,214	24,083	23,747	(5)	2	99,142		96,633	3
Total noninterest expense	13,833		14,463	13,638	13,837	14,263	(4)	(3)	55,771		59,014	(5)
Pre-provision profit	10,500		11,049	11,576	10,246	9,484	(5)	11	43,371		37,619	15
Provision for credit losses	864		1,271	1,402	1,824	1,251	(32)	(31)	5,361		3,827	40
NET INCOME	6,727		6,286	6,200	5,520	5,434	7	24	24,733		24,442	1

EARNINGS PER SHARE DATA
Net income: Basic	$1.73		$1.60	$1.56	$1.36	$1.34	8	29	$6.24		$6.05	3
Diluted	1.71		1.58	1.55	1.35	1.32	8	30	6.19		6.00	3
Average shares: Basic	3,570.7		3,597.4	3,635.8	3,669.9	3,674.2	(1)	(3)	3,618.5		3,700.4	(2)
Diluted	3,606.0		3,629.6	3,666.5	3,696.9	3,704.6	(1)	(3)	3,649.8		3,732.8	(2)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$307,295		$238,277	$224,449	$216,547	$241,899	29	27	$307,295		$241,899	27
Common shares at period-end	3,561.2		3,578.3	3,612.0	3,656.7	3,663.5	—	(3)	3,561.2		3,663.5	(3)
Closing share price (b)	$86.29		$66.59	$62.14	$59.22	$66.03	30	31	$86.29		$66.03	31
Book value per share	64.06		63.79	62.67	61.28	60.46	—	6	64.06		60.46	6
Tangible book value per share (“TBVPS”) (c)	51.44		51.23	50.21	48.96	48.13	—	7	51.44		48.13	7
Cash dividends declared per share	0.48		0.48	0.48	0.44	0.44	—	9	1.88		1.72	9

FINANCIAL RATIOS (d)
Return on common equity (“ROE”)	11%		10%	10%	9%	9%			10%		11%
Return on tangible common equity (“ROTCE”) (c)	14		13	13	12	11			13		13
Return on assets	1.06		1.01	1.02	0.93	0.90			1.00		0.99

High quality liquid assets (“HQLA”) (in billions) (e)	$524		$539	$516	$505	$496	(3)	6	$524		$496	6

CAPITAL RATIOS (f)
Common equity Tier 1 (“CET1”) capital ratio	12.4%	(g)	12.0%	12.0%	11.9%	11.8%			12.4%	(g)	11.8%
Tier 1 capital ratio	14.1	(g)	13.6	13.6	13.5	13.5			14.1	(g)	13.5
Total capital ratio	15.4	(g)	15.1	15.2	15.1	15.1			15.4	(g)	15.1
Tier 1 leverage ratio	8.4	(g)	8.5	8.5	8.6	8.5			8.4	(g)	8.5

Note: Effective January 1, 2016, the Firm adopted new accounting guidance related to (1) the recognition and measurement of debit valuation adjustments (“DVA”) on financial liabilities where the fair value option has been elected, and (2) the accounting for share-based payments. For additional information, see Notes 1 and 2 on page 28.

(a)	For a further discussion of managed basis, see Reconciliation from Reported to Managed Basis on page 7.

(b)	Share price is from the New York Stock Exchange.

(c)
TBVPS and ROTCE are non-GAAP financial measures. TBVPS represents tangible common equity (“TCE”) divided by common shares at period-end. ROTCE measures the Firm’s annualized earnings as a percentage of average TCE. TCE is also a non-GAAP financial measure; for a reconciliation of common stockholders’ equity to TCE, see page 9. For further discussion of these measures, see page 28.

(d)	Quarterly ratios are based upon annualized amounts.

(e)
HQLA represents the amount of assets that qualify for inclusion in the liquidity coverage ratio under the U.S. rule (“U.S. LCR”). For additional information on HQLA and LCR, see page 160 of the 2015 Annual Report, and page 74 of the Firm's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2016.

(f)
Ratios presented are calculated under the Basel III Transitional capital rules and represent the Collins Floor. See footnote (a) on page 9 for additional information on Basel III and the Collins Floor.

(g)	Estimated.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q16 Change				2016 Change
	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16	4Q15	2016	2015	2015
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$2,490,972	$2,521,029	$2,466,096	$2,423,808	$2,351,698	(1)%	6%	$2,490,972	$2,351,698	6%
Loans:
Consumer, excluding credit card loans	364,644	363,796	361,305	354,192	344,821	—	6	364,644	344,821	6
Credit card loans	141,816	133,435	131,591	126,090	131,463	6	8	141,816	131,463	8
Wholesale loans	388,305	390,823	379,908	367,031	361,015	(1)	8	388,305	361,015	8
Total Loans	894,765	888,054	872,804	847,313	837,299	1	7	894,765	837,299	7
Core loans (a)	806,152	795,077	775,813	746,196	732,093	1	10	806,152	732,093	10
Core loans (average) (a)	799,698	779,383	760,721	737,297	715,282	3	12	769,385	670,757	15

Deposits:
U.S. offices:
Noninterest-bearing	400,831	409,912	393,294	383,282	392,721	(2)	2	400,831	392,721	2
Interest-bearing	737,949	722,294	695,763	695,667	663,004	2	11	737,949	663,004	11
Non-U.S. offices:
Noninterest-bearing	14,764	19,397	20,980	20,913	18,921	(24)	(22)	14,764	18,921	(22)
Interest-bearing	221,635	224,535	220,921	221,954	205,069	(1)	8	221,635	205,069	8
Total deposits	1,375,179	1,376,138	1,330,958	1,321,816	1,279,715	—	7	1,375,179	1,279,715	7

Long-term debt (b)	295,245	309,418	295,627	290,754	288,651	(5)	2	295,245	288,651	2
Common stockholders’ equity	228,122	228,263	226,355	224,089	221,505	—	3	228,122	221,505	3
Total stockholders’ equity	254,190	254,331	252,423	250,157	247,573	—	3	254,190	247,573	3

Loans-to-deposits ratio	65%	65%	66%	64%	65%			65%	65%

Headcount	243,355	242,315	240,046	237,420	234,598	—	4	243,355	234,598	4

95% CONFIDENCE LEVEL - TOTAL VaR
Average VaR (c)	$40	$43	$45	$54	$49	(7)	(18)	$45	$47	(4)

LINE OF BUSINESS NET REVENUE (d)
Consumer & Community Banking	$11,019	$11,328	$11,451	$11,117	$11,222	(3)	(2)	$44,915	$43,820	2
Corporate & Investment Bank	8,461	9,455	9,165	8,135	7,069	(11)	20	35,216	33,542	5
Commercial Banking	1,963	1,870	1,817	1,803	1,760	5	12	7,453	6,885	8
Asset Management	3,087	3,047	2,939	2,972	3,045	1	1	12,045	12,119	(1)
Corporate	(197)	(188)	(158)	56	651	(5)	NM	(487)	267	NM
TOTAL NET REVENUE	$24,333	$25,512	$25,214	$24,083	$23,747	(5)	2	$99,142	$96,633	3

LINE OF BUSINESS NET INCOME
Consumer & Community Banking	$2,364	$2,204	$2,656	$2,490	$2,407	7	(2)	$9,714	$9,789	(1)
Corporate & Investment Bank	3,431	2,912	2,493	1,979	1,748	18	96	10,815	8,090	34
Commercial Banking	687	778	696	496	550	(12)	25	2,657	2,191	21
Asset Management	586	557	521	587	507	5	16	2,251	1,935	16
Corporate	(341)	(165)	(166)	(32)	222	(107)	NM	(704)	2,437	NM
NET INCOME	$6,727	$6,286	$6,200	$5,520	$5,434	7	24	$24,733	$24,442	1

(a)	Loans considered central to the Firm’s ongoing businesses. For further discussion of core loans, see page 28.

(b)
Included unsecured long-term debt of $212.6 billion, $226.8 billion, $220.6 billion, $216.1 billion and $211.8 billion for the periods ended December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016, and December 31, 2015, respectively.

(c)
As part of the Firm’s continuous evaluation and periodic enhancement of its market risk measures, during the third quarter of 2016 the Firm refined the scope of positions included in risk management VaR. In particular, certain private equity positions in the Corporate & Investment Bank ("CIB"), exposure arising from non-U.S. dollar-denominated funding activities in Corporate, as well as seed capital investments in Asset Management were removed from the VaR calculation. Commencing with the third quarter of 2016, exposure arising from these positions is captured using other sensitivity-based measures, such as a 10% decline in market value or a 1 basis point parallel shift in spreads, as appropriate. The Firm believes this refinement to its reported VaR measures more appropriately captures the risk of its market risk sensitive instruments. In the absence of these refinements, the average Total VaR, without diversification, would have been higher by the following amounts: $6 million and $7 million for the three months ended December 31, 2016 and September 30, 2016, respectively, and $3 million for full year 2016. For information regarding CIB VaR, see page 17.

(d)	For a further discussion of managed basis, see Reconciliation from Reported to Managed Basis on page 7.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q16 Change					2016 Change
REVENUE	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16	4Q15	2016	2015		2015
Investment banking fees	$1,605	$1,866	$1,644	$1,333	$1,520	(14)%	6%	$6,448	$6,751		(4)%
Principal transactions	2,460	3,451	2,976	2,679	1,552	(29)	59	11,566	10,408		11
Lending- and deposit-related fees	1,484	1,484	1,403	1,403	1,450	—	2	5,774	5,694		1
Asset management, administration and commissions	3,689	3,597	3,681	3,624	3,842	3	(4)	14,591	15,509		(6)
Securities gains	5	64	21	51	73	(92)	(93)	141	202		(30)
Mortgage fees and related income	511	624	689	667	556	(18)	(8)	2,491	2,513		(1)
Card income	918	1,202	1,358	1,301	1,431	(24)	(36)	4,779	5,924		(19)
Other income	951	782	1,261	801	1,236	22	(23)	3,795	3,032		25
Noninterest revenue	11,623	13,070	13,033	11,859	11,660	(11)	—	49,585	50,033		(1)
Interest income	14,466	14,070	13,813	13,552	13,155	3	10	55,901	50,973		10
Interest expense	2,713	2,467	2,466	2,172	1,930	10	41	9,818	7,463		32
Net interest income	11,753	11,603	11,347	11,380	11,225	1	5	46,083	43,510		6
TOTAL NET REVENUE	23,376	24,673	24,380	23,239	22,885	(5)	2	95,668	93,543		2

Provision for credit losses	864	1,271	1,402	1,824	1,251	(32)	(31)	5,361	3,827		40

NONINTEREST EXPENSE
Compensation expense	6,872	7,669	7,778	7,660	6,693	(10)	3	29,979	29,750		1
Occupancy expense	957	899	899	883	947	6	1	3,638	3,768		(3)
Technology, communications and equipment expense	1,822	1,741	1,665	1,618	1,657	5	10	6,846	6,193		11
Professional and outside services	1,742	1,665	1,700	1,548	1,824	5	(4)	6,655	7,002		(5)
Marketing	697	825	672	703	771	(16)	(10)	2,897	2,708		7
Other expense (a)	1,743	1,664	924	1,425	2,371	5	(26)	5,756	9,593		(40)
TOTAL NONINTEREST EXPENSE	13,833	14,463	13,638	13,837	14,263	(4)	(3)	55,771	59,014		(5)
Income before income tax expense	8,679	8,939	9,340	7,578	7,371	(3)	18	34,536	30,702		12
Income tax expense	1,952	2,653	3,140	2,058	1,937	(26)	1	9,803	6,260	(d)	57
NET INCOME	$6,727	$6,286	$6,200	$5,520	$5,434	7	24	$24,733	$24,442		1

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$1.73	$1.60	$1.56	$1.36	$1.34	8	29	$6.24	$6.05		3
Diluted earnings per share	1.71	1.58	1.55	1.35	1.32	8	30	6.19	6.00		3

FINANCIAL RATIOS
Return on common equity (b)	11%	10%	10%	9%	9%			10%	11%
Return on tangible common equity (b)(c)	14	13	13	12	11			13	13
Return on assets (b)	1.06	1.01	1.02	0.93	0.90			1.00	0.99
Effective income tax rate	22.5	29.7	33.6	27.2	26.3			28.4	20.4	(d)
Overhead ratio	59	59	56	60	62			58	63

See notes 1 and 2 on page 28.

(a)
Included Firmwide legal expense/(benefit) of $230 million, $(71) million, $(430) million, $(46) million and $644 million for the three months ended December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016, and December 31, 2015, respectively; and $(317) million and $3.0 billion for the full year 2016 and 2015, respectively.

(b)	Quarterly ratios are based upon annualized amounts.

(c)	For further discussion of ROTCE, see page 28.

(d)
The full year 2015 reflected tax benefits of $2.9 billion, which reduced the Firm’s effective tax rate by 9.4 percentage points. The recognition of tax benefits in 2015 resulted from the resolution of various tax audits, as well as the release of U.S. deferred taxes associated with the restructuring of certain non-U.S. entities.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
						Dec 31, 2016
						Change
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,
	2016	2016	2016	2016	2015	2016	2015
ASSETS
Cash and due from banks	$23,873	$21,390	$19,710	$18,212	$20,490	12%	17%
Deposits with banks	365,762	396,200	345,595	360,196	340,015	(8)	8
Federal funds sold and securities purchased under
resale agreements	229,967	232,637	237,267	223,220	212,575	(1)	8
Securities borrowed	96,409	109,197	103,225	102,937	98,721	(12)	(2)
Trading assets:
Debt and equity instruments	308,052	309,258	302,347	295,944	284,162	—	8
Derivative receivables	64,078	65,579	78,446	70,209	59,677	(2)	7
Securities	289,059	272,401	278,610	285,323	290,827	6	(1)
Loans	894,765	888,054	872,804	847,313	837,299	1	7
Less: Allowance for loan losses	13,776	14,204	14,227	13,994	13,555	(3)	2
Loans, net of allowance for loan losses	880,989	873,850	858,577	833,319	823,744	1	7
Accrued interest and accounts receivable	52,330	64,333	64,911	57,649	46,605	(19)	12
Premises and equipment	14,131	14,208	14,262	14,195	14,362	(1)	(2)
Goodwill	47,288	47,302	47,303	47,310	47,325	—	—
Mortgage servicing rights	6,096	4,937	5,072	5,658	6,608	23	(8)
Other intangible assets	862	887	917	940	1,015	(3)	(15)
Other assets	112,076	108,850	109,854	108,696	105,572	3	6
TOTAL ASSETS	$2,490,972	$2,521,029	$2,466,096	$2,423,808	$2,351,698	(1)	6

LIABILITIES
Deposits	$1,375,179	$1,376,138	$1,330,958	$1,321,816	$1,279,715	—	7
Federal funds purchased and securities loaned or sold
under repurchase agreements	165,666	168,491	166,044	160,999	152,678	(2)	9
Commercial paper	11,738	12,258	17,279	17,490	15,562	(4)	(25)
Other borrowed funds	22,705	24,479	19,945	19,703	21,105	(7)	8
Trading liabilities:
Debt and equity instruments	87,428	95,126	101,194	87,963	74,107	(8)	18
Derivative payables	49,231	48,143	57,764	59,319	52,790	2	(7)
Accounts payable and other liabilities	190,543	190,412	184,635	176,934	177,638	—	7
Beneficial interests issued by consolidated VIEs	39,047	42,233	40,227	38,673	41,879	(8)	(7)
Long-term debt	295,245	309,418	295,627	290,754	288,651	(5)	2
TOTAL LIABILITIES	2,236,782	2,266,698	2,213,673	2,173,651	2,104,125	(1)	6

STOCKHOLDERS’ EQUITY
Preferred stock	26,068	26,068	26,068	26,068	26,068	—	—
Common stock	4,105	4,105	4,105	4,105	4,105	—	—
Additional paid-in capital	91,627	92,103	91,974	91,782	92,500	(1)	(1)
Retained earnings	162,440	157,870	153,749	149,730	146,420	3	11
Accumulated other comprehensive income/(loss)	(1,175)	1,474	1,618	782	192	NM	NM
Shares held in RSU Trust, at cost	(21)	(21)	(21)	(21)	(21)	—	—
Treasury stock, at cost	(28,854)	(27,268)	(25,070)	(22,289)	(21,691)	(6)	(33)
TOTAL STOCKHOLDERS’ EQUITY	254,190	254,331	252,423	250,157	247,573	—	3
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,490,972	$2,521,029	$2,466,096	$2,423,808	$2,351,698	(1)	6

See notes 1 and 2 on page 28.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS							FULL YEAR
						4Q16 Change				2016 Change
AVERAGE BALANCES	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16	4Q15	2016	2015	2015
ASSETS
Deposits with banks	$415,817	$409,176	$379,001	$364,200	$382,098	2%	9%	$392,160	$427,963	(8)%
Federal funds sold and securities purchased under
resale agreements	217,907	196,657	201,871	204,992	202,205	11	8	205,368	206,637	(1)
Securities borrowed	103,928	102,790	101,669	103,461	104,672	1	(1)	102,964	105,273	(2)
Trading assets - debt instruments	218,272	219,816	215,780	208,315	204,365	(1)	7	215,565	206,385	4
Securities	280,087	272,993	280,041	284,488	297,648	3	(6)	279,387	315,855	(12)
Loans	890,511	874,396	859,727	840,526	823,057	2	8	866,378	787,318	10
Other assets (a)	39,025	40,665	41,436	38,001	37,012	(4)	5	39,782	38,811	3
Total interest-earning assets	2,165,547	2,116,493	2,079,525	2,043,983	2,051,057	2	6	2,101,604	2,088,242	1
Trading assets - equity instruments	98,427	98,714	99,626	85,280	95,609	—	3	95,528	105,489	(9)
Trading assets - derivative receivables	70,580	72,520	69,823	70,651	66,043	(3)	7	70,897	73,290	(3)
All other noninterest-earning assets	197,903	189,235	192,215	195,007	195,544	5	1	193,590	202,388	(4)
TOTAL ASSETS	$2,532,457	$2,476,962	$2,441,189	$2,394,921	$2,408,253	2	5	$2,461,619	$2,469,409	—
LIABILITIES
Interest-bearing deposits	$959,779	$929,122	$915,295	$884,082	$864,878	3	11	$922,192	$872,572	6
Federal funds purchased and securities loaned or
sold under repurchase agreements	186,579	180,098	176,855	171,246	181,995	4	3	178,720	192,510	(7)
Commercial paper	11,263	13,798	17,462	17,537	17,952	(18)	(37)	15,001	38,140	(61)
Trading liabilities - debt, short-term and other liabilities (b)	202,979	196,247	200,141	196,233	196,154	3	3	198,904	207,810	(4)
Beneficial interests issued by consolidated VIEs	39,985	42,462	38,411	39,839	44,774	(6)	(11)	40,180	49,200	(18)
Long-term debt	301,989	300,295	291,726	288,160	290,083	1	4	295,573	284,940	4
Total interest-bearing liabilities	1,702,574	1,662,022	1,639,890	1,597,097	1,595,836	2	7	1,650,570	1,645,172	—
Noninterest-bearing deposits	414,266	408,853	400,671	399,186	412,575	1	—	405,776	423,216	(4)
Trading liabilities - equity instruments	21,411	22,262	20,747	18,504	16,806	(4)	27	20,737	17,282	20
Trading liabilities - derivative payables	54,548	54,552	54,048	60,591	57,053	—	(4)	55,927	64,716	(14)
All other noninterest-bearing liabilities	87,180	77,116	75,336	71,914	80,366	13	8	77,910	79,293	(2)
TOTAL LIABILITIES	2,279,979	2,224,805	2,190,692	2,147,292	2,162,636	2	5	2,210,920	2,229,679	(1)
Preferred stock	26,068	26,068	26,068	26,068	26,068	—	—	26,068	24,040	8
Common stockholders’ equity	226,410	226,089	224,429	221,561	219,549	—	3	224,631	215,690	4
TOTAL STOCKHOLDERS’ EQUITY	252,478	252,157	250,497	247,629	245,617	—	3	250,699	239,730	5
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,532,457	$2,476,962	$2,441,189	$2,394,921	$2,408,253	2	5	$2,461,619	$2,469,409	—

AVERAGE RATES (c)
INTEREST-EARNING ASSETS
Deposits with banks	0.47%	0.44%	0.49%	0.51%	0.32%			0.48%	0.29%
Federal funds sold and securities purchased under
resale agreements	1.04	1.14	1.15	1.09	0.83			1.10	0.77
Securities borrowed (d)	(0.20)	(0.35)	(0.38)	(0.36)	(0.51)			(0.32)	(0.50)
Trading assets - debt instruments	3.40	3.46	3.50	3.31	3.16			3.42	3.24
Securities	2.87	2.95	2.95	2.98	3.11			2.94	2.88
Loans	4.30	4.23	4.22	4.26	4.20			4.26	4.23
Other assets (a)	2.57	2.14	2.06	2.04	1.71			2.20	1.68
Total interest-earning assets	2.71	2.70	2.73	2.72	2.60			2.72	2.49

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.16	0.15	0.14	0.15	0.13			0.15	0.14
Federal funds purchased and securities loaned or
sold under repurchase agreements	0.56	0.63	0.64	0.61	0.36			0.61	0.32
Commercial paper	1.09	0.97	0.88	0.75	0.49			0.90	0.29
Trading liabilities - debt, short-term and other liabilities (b)	0.67	0.58	0.63	0.47	0.33			0.59	0.30
Beneficial interests issued by consolidated VIEs	1.37	1.26	1.24	1.14	0.99			1.25	0.88
Long-term debt	2.06	1.84	1.92	1.70	1.62			1.88	1.56
Total interest-bearing liabilities	0.63	0.59	0.60	0.55	0.48			0.59	0.45

INTEREST RATE SPREAD	2.08%	2.11%	2.13%	2.17%	2.12%			2.13%	2.04%
NET YIELD ON INTEREST-EARNING ASSETS	2.22%	2.24%	2.25%	2.30%	2.23%			2.25%	2.14%

(a)	Includes margin loans.

(b)	Includes brokerage customer payables.

(c)	Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.

(d)
Negative yield is a result of increased client-driven demand for certain securities combined with the impact of low interest rates; this is matched book activity and the negative interest expense on the corresponding securities loaned is recognized in interest expense and reported within trading liabilities - debt, short-term and other liabilities.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results, including the overhead ratio, and the results of the lines of business on a “managed” basis, which are non-GAAP financial measures. For additional information on managed basis, refer to the notes on Non-GAAP Financial Measures on page 28.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							FULL YEAR
						4Q16 Change				2016 Change
	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16	4Q15	2016	2015	2015
OTHER INCOME
Other income - reported	$951	$782	$1,261	$801	$1,236	22%	(23)%	$3,795	$3,032	25%
Fully taxable-equivalent adjustments (a)	645	540	529	551	575	19	12	2,265	1,980	14
Other income - managed	$1,596	$1,322	$1,790	$1,352	$1,811	21	(12)	$6,060	$5,012	21

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$11,623	$13,070	$13,033	$11,859	$11,660	(11)	—	$49,585	$50,033	(1)
Fully taxable-equivalent adjustments (a)	645	540	529	551	575	19	12	2,265	1,980	14
Total noninterest revenue - managed	$12,268	$13,610	$13,562	$12,410	$12,235	(10)	—	$51,850	$52,013	—

NET INTEREST INCOME
Net interest income - reported	$11,753	$11,603	$11,347	$11,380	$11,225	1	5	$46,083	$43,510	6
Fully taxable-equivalent adjustments (a)	312	299	305	293	287	4	9	1,209	1,110	9
Net interest income - managed	$12,065	$11,902	$11,652	$11,673	$11,512	1	5	$47,292	$44,620	6

TOTAL NET REVENUE
Total net revenue - reported	$23,376	$24,673	$24,380	$23,239	$22,885	(5)	2	$95,668	$93,543	2
Fully taxable-equivalent adjustments (a)	957	839	834	844	862	14	11	3,474	3,090	12
Total net revenue - managed	$24,333	$25,512	$25,214	$24,083	$23,747	(5)	2	$99,142	$96,633	3

PRE-PROVISION PROFIT
Pre-provision profit - reported	$9,543	$10,210	$10,742	$9,402	$8,622	(7)	11	$39,897	$34,529	16
Fully taxable-equivalent adjustments (a)	957	839	834	844	862	14	11	3,474	3,090	12
Pre-provision profit - managed	$10,500	$11,049	$11,576	$10,246	$9,484	(5)	11	$43,371	$37,619	15

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$8,679	$8,939	$9,340	$7,578	$7,371	(3)	18	$34,536	$30,702	12
Fully taxable-equivalent adjustments (a)	957	839	834	844	862	14	11	3,474	3,090	12
Income before income tax expense - managed	$9,636	$9,778	$10,174	$8,422	$8,233	(1)	17	$38,010	$33,792	12

INCOME TAX EXPENSE
Income tax expense/(benefit) - reported	$1,952	$2,653	$3,140	$2,058	$1,937	(26)	1	$9,803	$6,260	57
Fully taxable-equivalent adjustments (a)	957	839	834	844	862	14	11	3,474	3,090	12
Income tax expense - managed	$2,909	$3,492	$3,974	$2,902	$2,799	(17)	4	$13,277	$9,350	42

OVERHEAD RATIO
Overhead ratio - reported	59%	59%	56%	60%	62%			58%	63%
Overhead ratio - managed	57	57	54	57	60			56	61

See notes 1 and 2 on page 28.

(a)	Predominantly recognized in the CIB and Commercial Banking (“CB”) business segments and Corporate.

JPMORGAN CHASE & CO.
SEGMENT RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS							FULL YEAR
						4Q16 Change				2016 Change
	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16	4Q15	2016	2015	2015
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$11,019	$11,328	$11,451	$11,117	$11,222	(3)%	(2)%	$44,915	$43,820	2%
Corporate & Investment Bank	8,461	9,455	9,165	8,135	7,069	(11)	20	35,216	33,542	5
Commercial Banking	1,963	1,870	1,817	1,803	1,760	5	12	7,453	6,885	8
Asset Management	3,087	3,047	2,939	2,972	3,045	1	1	12,045	12,119	(1)
Corporate	(197)	(188)	(158)	56	651	(5)	NM	(487)	267	NM
TOTAL NET REVENUE	$24,333	$25,512	$25,214	$24,083	$23,747	(5)	2	$99,142	$96,633	3

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$6,303	$6,510	$6,004	$6,088	$6,272	(3)	—	$24,905	$24,909	—
Corporate & Investment Bank	4,172	4,934	5,078	4,808	4,436	(15)	(6)	18,992	21,361	(11)
Commercial Banking	744	746	731	713	750	—	(1)	2,934	2,881	2
Asset Management	2,175	2,130	2,098	2,075	2,196	2	(1)	8,478	8,886	(5)
Corporate	439	143	(273)	153	609	207	(28)	462	977	(53)
TOTAL NONINTEREST EXPENSE	$13,833	$14,463	$13,638	$13,837	$14,263	(4)	(3)	$55,771	$59,014	(5)

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$4,716	$4,818	$5,447	$5,029	$4,950	(2)	(5)	$20,010	$18,911	6
Corporate & Investment Bank	4,289	4,521	4,087	3,327	2,633	(5)	63	16,224	12,181	33
Commercial Banking	1,219	1,124	1,086	1,090	1,010	8	21	4,519	4,004	13
Asset Management	912	917	841	897	849	(1)	7	3,567	3,233	10
Corporate	(636)	(331)	115	(97)	42	(92)	NM	(949)	(710)	(34)
PRE-PROVISION PROFIT	$10,500	$11,049	$11,576	$10,246	$9,484	(5)	11	$43,371	$37,619	15

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$949	$1,294	$1,201	$1,050	$1,038	(27)	(9)	$4,494	$3,059	47
Corporate & Investment Bank	(198)	67	235	459	81	NM	NM	563	332	70
Commercial Banking	124	(121)	(25)	304	117	NM	6	282	442	(36)
Asset Management	(11)	32	(8)	13	17	NM	NM	26	4	NM
Corporate	—	(1)	(1)	(2)	(2)	100	100	(4)	(10)	60
PROVISION FOR CREDIT LOSSES	$864	$1,271	$1,402	$1,824	$1,251	(32)	(31)	$5,361	$3,827	40

NET INCOME/(LOSS)
Consumer & Community Banking	$2,364	$2,204	$2,656	$2,490	$2,407	7	(2)	$9,714	$9,789	(1)
Corporate & Investment Bank	3,431	2,912	2,493	1,979	1,748	18	96	10,815	8,090	34
Commercial Banking	687	778	696	496	550	(12)	25	2,657	2,191	21
Asset Management	586	557	521	587	507	5	16	2,251	1,935	16
Corporate	(341)	(165)	(166)	(32)	222	(107)	NM	(704)	2,437	NM
TOTAL NET INCOME	$6,727	$6,286	$6,200	$5,520	$5,434	7	24	$24,733	$24,442	1

See notes 1 and 2 on page 28.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Dec 31, 2016
							Change		FULL YEAR
	Dec 31,		Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,			2016 Change
	2016		2016	2016	2016	2015	2016	2015	2016	2015	2015
CAPITAL (a)
Risk-based capital metrics
Standardized Transitional
CET1 capital	$182,967	(f)	$181,606	$179,593	$177,531	$175,398	1%	4%
Tier 1 capital	208,118	(f)	206,430	204,390	202,399	200,482	1	4
Total capital	239,559	(f)	241,004	238,999	236,954	234,413	(1)	2
Risk-weighted assets	1,466,370	(f)	1,480,291	1,469,430	1,470,741	1,465,262	(1)	—
CET1 capital ratio	12.5%	(f)	12.3%	12.2%	12.1%	12.0%
Tier 1 capital ratio	14.2	(f)	13.9	13.9	13.8	13.7
Total capital ratio	16.3	(f)	16.3	16.3	16.1	16.0

Advanced Transitional
CET1 capital	$182,967	(f)	181,606	179,593	177,531	175,398	1	4
Tier 1 capital	208,118	(f)	206,430	204,390	202,399	200,482	1	4
Total capital	228,528	(f)	229,324	227,865	226,190	224,616	—	2
Risk-weighted assets	1,479,374	(f)	1,515,177	1,497,509	1,497,870	1,485,336	(2)	—
CET1 capital ratio	12.4%	(f)	12.0%	12.0%	11.9%	11.8%
Tier 1 capital ratio	14.1	(f)	13.6	13.6	13.5	13.5
Total capital ratio	15.4	(f)	15.1	15.2	15.1	15.1

Leverage-based capital metrics
Adjusted average assets (b)	$2,484,637	(f)	$2,427,423	$2,391,819	$2,345,926	$2,358,471	2	5
Tier 1 leverage ratio	8.4%	(f)	8.5%	8.5%	8.6%	8.5%
SLR leverage exposure (c)	$3,192,582	(f)	$3,140,733	3,094,545	3,047,558	3,079,797	2	4
SLR (c)	6.5%	(f)	6.6%	6.6%	6.6%	6.5%

TANGIBLE COMMON EQUITY (period-end) (d)
Common stockholders’ equity	$228,122		$228,263	$226,355	$224,089	$221,505	—	3
Less: Goodwill	47,288		47,302	47,303	47,310	47,325	—	—
Less: Other intangible assets	862		887	917	940	1,015	(3)	(15)
Add: Deferred tax liabilities (e)	3,230		3,232	3,220	3,205	3,148	—	3
Total tangible common equity	$183,202		$183,306	$181,355	$179,044	$176,313	—	4

TANGIBLE COMMON EQUITY (average) (d)
Common stockholders’ equity	$226,410		$226,089	$224,429	$221,561	$219,549	—	3	$224,631	$215,690	4
Less: Goodwill	47,296		47,302	47,309	47,332	47,377	—	—	47,310	47,445	—
Less: Other intangible assets	873		903	928	985	1,030	(3)	(15)	922	1,092	(16)
Add: Deferred tax liabilities (e)	3,231		3,226	3,213	3,177	3,127	—	3	3,212	2,964	8
Total tangible common equity	$181,472		$181,110	$179,405	$176,421	$174,269	—	4	$179,611	$170,117	6

INTANGIBLE ASSETS (period-end)
Goodwill	$47,288		$47,302	$47,303	$47,310	$47,325	—	—
Mortgage servicing rights	6,096		4,937	5,072	5,658	6,608	23	(8)
Other intangible assets	862		887	917	940	1,015	(3)	(15)
Total intangible assets	$54,246		$53,126	$53,292	$53,908	$54,948	2	(1)

See notes 1 and 2 on page 28.

(a)
Basel III presents two comprehensive methodologies for calculating risk-weighted assets: a Standardized approach and an Advanced approach. As required by the Collins Amendment of the Wall Street Reform and Consumer Protection Act, the capital adequacy of the Firm is evaluated against the Basel III approach (Standardized or Advanced) that results, for each quarter, in the lower ratio (the “Collins Floor”). For further discussion of the implementation of Basel III, see Capital Management on pages 149-158 of the 2015 Annual Report, and on pages 67–73 of the Firm's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2016.

(b)
Adjusted average assets, for purposes of calculating leverage ratios, includes total quarterly average assets adjusted for on balance sheet assets that are subject to deduction from Tier 1 capital, predominately goodwill and other intangible assets.

(c)
The supplementary leverage ratio (“SLR”) under Basel III is defined as Tier 1 capital divided by the Firm’s total leverage exposure. Total leverage exposure is calculated by taking the Firm’s adjusted average assets as calculated for the Tier 1 leverage ratio, and adding certain off-balance sheet exposures, such as undrawn commitments and derivatives potential future exposure.

(d)	For further discussion of TCE, see page 28.

(e)
Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in non-taxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

(f)	Estimated.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q16 Change				2016 Change
	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16	4Q15	2016	2015	2015
EARNINGS PER SHARE
Basic earnings per share
Net income	$6,727	$6,286	$6,200	$5,520	$5,434	7%	24%	$24,733	$24,442	1%
Less: Preferred stock dividends	412	412	411	412	418	—	(1)	1,647	1,515	9
Net income applicable to common equity	6,315	5,874	5,789	5,108	5,016	8	26	23,086	22,927	1
Less: Dividends and undistributed earnings allocated to
participating securities	135	127	123	117	108	6	25	503	521	(3)
Net income applicable to common stockholders	$6,180	$5,747	$5,666	$4,991	$4,908	8	26	$22,583	$22,406	1

Total weighted-average basic shares outstanding	3,570.7	3,597.4	3,635.8	3,669.9	3,674.2	(1)	(3)	3,618.5	3,700.4	(2)
Net income per share	$1.73	$1.60	$1.56	$1.36	$1.34	8	29	$6.24	$6.05	3

Diluted earnings per share
Net income applicable to common stockholders	$6,180	$5,747	$5,666	$4,991	$4,908	8	26	$22,583	$22,406	1
Total weighted-average basic shares outstanding	3,570.7	3,597.4	3,635.8	3,669.9	3,674.2	(1)	(3)	3,618.5	3,700.4	(2)
Add: Employee stock options, stock appreciation rights (“SARs”), warrants and performance share units (“PSUs”)	35.3	32.2	30.7	27.0	30.4	10	16	31.3	32.4	(3)
Total weighted-average diluted shares outstanding	3,606.0	3,629.6	3,666.5	3,696.9	3,704.6	(1)	(3)	3,649.8	3,732.8	(2)
Net income per share	$1.71	$1.58	$1.55	$1.35	$1.32	8	30	$6.19	$6.00	3

COMMON DIVIDENDS
Cash dividends declared per share	$0.48	$0.48	$0.48	$0.44	$0.44	—	9	$1.88	$1.72	9
Dividend payout ratio	28%	30%	31%	32%	33%			30%	28%

COMMON EQUITY REPURCHASE PROGRAM (a)
Total shares of common stock repurchased	29.8	35.6	45.8	29.2	19.0	(16)	57	140.4	89.8	56
Average price paid per share of common stock	$75.56	$64.46	$61.93	$58.17	$63.92	17	18	$64.68	$62.51	3
Aggregate repurchases of common equity	2,251	2,295	2,840	1,696	1,219	(2)	85	9,082	5,616	62

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	2.3	1.3	1.2	22.3	1.1	77	109	27.1	33.8	(20)
Net impact of employee issuances on stockholders’ equity (b)	$164	$226	$250	$366	$252	(27)	(35)	$1,006	$1,123	(10)

See notes 1 and 2 on page 28.

(a)
On June 29, 2016, the Firm announced, in connection with the release of its 2016 Comprehensive Capital Analysis and Review results, that it is authorized to repurchase up to $10.6 billion of common equity between July 1, 2016 and June 30, 2017, under a new equity repurchase program authorized by the Board of Directors.

(b)
The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of employee stock options and SARs.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q16 Change				2016 Change
	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16	4Q15	2016	2015	2015
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$841	$841	$780	$769	$817	—%	3%	$3,231	$3,137	3%
Asset management, administration and commissions	497	531	535	530	524	(6)	(5)	2,093	2,172	(4)
Mortgage fees and related income	510	624	689	667	556	(18)	(8)	2,490	2,511	(1)
Card income	821	1,099	1,253	1,191	1,326	(25)	(38)	4,364	5,491	(21)
All other income	774	773	881	649	815	—	(5)	3,077	2,281	35
Noninterest revenue	3,443	3,868	4,138	3,806	4,038	(11)	(15)	15,255	15,592	(2)
Net interest income	7,576	7,460	7,313	7,311	7,184	2	5	29,660	28,228	5
TOTAL NET REVENUE	11,019	11,328	11,451	11,117	11,222	(3)	(2)	44,915	43,820	2

Provision for credit losses	949	1,294	1,201	1,050	1,038	(27)	(9)	4,494	3,059	47

NONINTEREST EXPENSE
Compensation expense	2,468	2,453	2,420	2,382	2,349	1	5	9,723	9,770	—
Noncompensation expense (a)	3,835	4,057	3,584	3,706	3,923	(5)	(2)	15,182	15,139	—
TOTAL NONINTEREST EXPENSE	6,303	6,510	6,004	6,088	6,272	(3)	—	24,905	24,909	—

Income before income tax expense	3,767	3,524	4,246	3,979	3,912	7	(4)	15,516	15,852	(2)
Income tax expense	1,403	1,320	1,590	1,489	1,505	6	(7)	5,802	6,063	(4)
NET INCOME	$2,364	$2,204	$2,656	$2,490	$2,407	7	(2)	$9,714	$9,789	(1)

REVENUE BY LINE OF BUSINESS
Consumer & Business Banking	$4,774	$4,719	$4,616	$4,550	$4,587	1	4	$18,659	$17,983	4
Mortgage Banking	1,690	1,874	1,921	1,876	1,680	(10)	1	7,361	6,817	8
Card, Commerce Solutions & Auto	4,555	4,735	4,914	4,691	4,955	(4)	(8)	18,895	19,020	(1)

MORTGAGE FEES AND RELATED INCOME DETAILS:
Net production revenue	183	247	261	162	123	(26)	49	853	769	11
Net mortgage servicing revenue (b)	327	377	428	505	433	(13)	(24)	1,637	1,742	(6)
Mortgage fees and related income	$510	$624	$689	$667	$556	(18)	(8)	$2,490	$2,511	(1)

FINANCIAL RATIOS
ROE	17%	16%	20%	19%	18%			18%	18%
Overhead ratio	57	57	52	55	56			55	57

(a)
Included operating lease depreciation expense of $549 million, $504 million, $460 million, $432 million and $401 million for the three months ended December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016, and December 31, 2015, respectively, and $1.9 billion and $1.4 billion for the full year 2016, and 2015, respectively.

(b)
Included MSR risk management of $(23) million, $38 million, $73 million, $129 million and $4 million for the three months ended December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016, and December 31, 2015, respectively, and $217 million and $(117) million for the full year 2016, and 2015, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q16 Change				2016 Change
	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16	4Q15	2016	2015	2015
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$535,310	$521,276	$519,187	$505,071	$502,652	3%	6%	$535,310	$502,652	6%

Loans:
Consumer & Business Banking	24,307	23,846	23,588	22,889	22,730	2	7	24,307	22,730	7
Home equity	50,296	52,445	54,569	56,627	58,734	(4)	(14)	50,296	58,734	(14)
Residential mortgage and other	181,196	181,564	178,670	172,413	164,500	—	10	181,196	164,500	10
Mortgage Banking	231,492	234,009	233,239	229,040	223,234	(1)	4	231,492	223,234	4
Credit Card	141,816	133,435	131,591	126,090	131,463	6	8	141,816	131,463	8
Auto	65,814	64,512	64,056	62,937	60,255	2	9	65,814	60,255	9
Student	7,057	7,354	7,614	7,890	8,176	(4)	(14)	7,057	8,176	(14)
Total loans	470,486	463,156	460,088	448,846	445,858	2	6	470,486	445,858	6
Core loans (a)	382,608	371,060	364,007	348,802	341,881	3	12	382,608	341,881	12

Deposits	618,337	605,117	586,074	582,026	557,645	2	11	618,337	557,645	11
Equity	51,000	51,000	51,000	51,000	51,000	—	—	51,000	51,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$527,684	$521,882	$512,434	$503,231	$494,306	1	7	$516,354	$472,972	9

Loans:
Consumer & Business Banking	24,040	23,678	23,223	22,775	22,445	2	7	23,431	21,894	7
Home equity	51,393	53,501	55,615	57,717	59,757	(4)	(14)	54,545	63,261	(14)
Residential mortgage and other	182,820	180,669	175,753	168,694	160,925	1	14	177,010	140,294	26
Mortgage Banking	234,213	234,170	231,368	226,411	220,682	—	6	231,555	203,555	14
Credit Card	136,181	132,713	128,396	127,299	127,620	3	7	131,165	125,881	4
Auto	65,286	64,068	63,661	61,252	58,692	2	11	63,573	56,487	13
Student	7,217	7,490	7,757	8,034	8,326	(4)	(13)	7,623	8,763	(13)
Total loans	466,937	462,119	454,405	445,771	437,765	1	7	457,347	416,580	10
Core loans (a)	376,933	367,999	356,380	343,705	331,296	2	14	361,316	301,700	20

Deposits	607,175	593,671	583,115	562,284	545,734	2	11	586,637	530,938	10
Equity	51,000	51,000	51,000	51,000	51,000	—	—	51,000	51,000	—

Headcount	132,802	132,092	131,815	129,925	127,094	1	4	132,802	127,094	4

(a)	Loans considered central to the Firm’s ongoing businesses. For further discussion of core loans, see page 28.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)	QUARTERLY TRENDS							FULL YEAR
						4Q16 Change				2016 Change
	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16	4Q15	2016	2015	2015
CREDIT DATA AND QUALITY STATISTICS
Nonaccrual loans (a)(b)	$4,708	$4,853	$4,980	$5,117	$5,313	(3)%	(11)%	$4,708	$5,313	(11)%
Net charge-offs (c)
Consumer & Business Banking	77	71	53	56	76	8	1	257	253	2
Home equity	48	42	35	59	45	14	7	184	283	(35)
Residential mortgage and other	3	7	3	1	14	(57)	(79)	14	2	NM
Mortgage Banking	51	49	38	60	59	4	(14)	198	285	(31)
Credit Card	914	838	860	830	774	9	18	3,442	3,122	10
Auto	93	79	46	67	74	18	26	285	214	33
Student	64	32	29	37	55	100	16	162	210	(23)
Total net charge-offs	$1,199	$1,069	$1,026	$1,050	$1,038	12	16	$4,344	$4,084	6
Net charge-off rate (c)
Consumer & Business Banking	1.27%	1.19%	0.92%	0.99%	1.34%			1.10%	1.16%
Home equity (d)	0.50	0.42	0.34	0.55	0.40			0.45	0.60
Residential mortgage and other (d)	0.01	0.02	0.01	—	0.04			0.01	—
Mortgage Banking (d)	0.10	0.10	0.08	0.13	0.13			0.10	0.18
Credit Card (e)	2.67	2.51	2.70	2.62	2.42			2.63	2.51
Auto	0.57	0.49	0.29	0.44	0.50			0.45	0.38
Student	3.53	1.70	1.50	1.85	2.62			2.13	2.40
Total net charge-off rate (d)	1.11	1.00	0.99	1.04	1.04			1.04	1.10

30+ day delinquency rate
Mortgage Banking (f)(g)	1.23%	1.27%	1.33%	1.41%	1.57%			1.23%	1.57%
Credit Card (h)	1.61	1.53	1.40	1.45	1.43			1.61	1.43
Auto	1.19	1.08	1.16	0.94	1.35			1.19	1.35
Student (i)	1.60	1.81	1.43	1.41	1.81			1.60	1.81
90+ day delinquency rate - Credit Card (h)	0.81	0.75	0.70	0.75	0.72			0.81	0.72

Allowance for loan losses
Consumer & Business Banking	$753	$703	$703	$703	$703	7	7	$753	$703	7
Mortgage Banking, excluding PCI loans	1,328	1,488	1,488	1,588	1,588	(11)	(16)	1,328	1,588	(16)
Mortgage Banking - PCI loans (c)	2,311	2,618	2,654	2,695	2,742	(12)	(16)	2,311	2,742	(16)
Credit Card	4,034	3,884	3,684	3,434	3,434	4	17	4,034	3,434	17
Auto	474	474	449	399	399	—	19	474	399	19
Student	249	274	274	299	299	(9)	(17)	249	299	(17)
Total allowance for loan losses (c)	$9,149	$9,441	$9,252	$9,118	$9,165	(3)	—	$9,149	$9,165	—
Note: CCB provides several non-GAAP financial measures which exclude the impact of PCI loans. For further discussion of these measures, see page 28.

(a)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(b)
At December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015, nonaccrual loans excluded loans 90 or more days past due as follows: (1) mortgage loans insured by U.S. government agencies of $5.0 billion, $5.0 billion, $5.2 billion, $5.7 billion and $6.3 billion, respectively; and (2) student loans insured by U.S. government agencies under the Federal Family Education Loan Program (“FFELP”) of $263 million, $259 million, $252 million, $269 million and $290 million, respectively. These amounts have been excluded based upon the government guarantee.

(c)
Net charge-offs and the net charge-off rates for the three months ended December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015, excluded write-offs in the PCI portfolio of $32 million, $36 million, $41 million, $47 million and $46 million, respectively, and for the full year 2016 and 2015 excluded $156 million and $208 million, respectively. These write-offs decreased the allowance for loan losses for PCI loans. For further information on PCI write-offs, see Summary of Changes in the Allowances on page 26.

(d)
Excludes the impact of PCI loans. For the three months ended December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015, the net charge-off rates including the impact of PCI loans were as follows: (1) home equity of 0.37%, 0.31%, 0.25%, 0.41% and 0.30%, respectively; (2) residential mortgage and other of 0.01%, 0.02%, 0.01%, –% and 0.03%, respectively; (3) Mortgage Banking of 0.09%, 0.08%, 0.07%, 0.11% and 0.11%, respectively; and (4) total CCB of 1.02%, 0.92%, 0.91%, 0.95% and 0.94%, respectively. For the full year 2016 and 2015, the net charge-off rates including the impact of PCI loans were as follows: (1) home equity of 0.34% and 0.45%, respectively; (2) residential mortgage and other of 0.01% and –%, respectively; (3) Mortgage Banking of 0.09% and 0.14%, respectively; and (4) total CCB of 0.95% and 0.99%, respectively.

(e)
Average credit card loans included loans held-for-sale of $96 million, $87 million, $82 million, $72 million and $717 million for the three months ended December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015, respectively, and $84 million and $1.6 billion for the full year 2016, and 2015, respectively. These amounts are excluded when calculating the net charge-off rate.

(f)
At December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015, excluded mortgage loans insured by U.S. government agencies of $7.0 billion, $7.0 billion, $7.2 billion, $7.6 billion and $8.4 billion, respectively, that are 30 or more days past due. These amounts have been excluded based upon the government guarantee.

(g)
Excludes PCI loans. The 30+ day delinquency rate for PCI loans was 9.82%, 10.01%, 10.09%, 10.47% and 11.21% at December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015, respectively.

(h)
Period-end credit card loans included loans held-for-sale of $105 million, $89 million, $84 million, $78 million and $76 million at December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015, respectively. These amounts are excluded when calculating delinquency rates.

(i)
Excluded student loans insured by U.S government agencies under FFELP of $468 million, $461 million, $458 million, $471 million and $526 million at December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015, respectively, that are 30 or more days past due. These amounts have been excluded based upon the government guarantee.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS												FULL YEAR
											4Q16 Change						2016 Change
	4Q16		3Q16		2Q16		1Q16		4Q15		3Q16	4Q15	2016		2015		2015
BUSINESS METRICS
Number of:
Branches	5,258		5,310		5,366		5,385		5,413		(1)%	(3)%	5,258		5,413		(3)%
Active digital customers (in thousands) (a)	43,836		43,657		42,833		42,458		39,242		—	12	43,836		39,242		12
Active mobile customers (in thousands) (b)	26,536		26,047		24,817		23,821		22,810		2	16	26,536		22,810		16

Debit and credit card sales volume (in billions)	$219.0		$207.1		$204.6		$187.2		$197.3		6	11	$817.9		$753.8		9

Consumer & Business Banking
Average deposits	$590,653		$576,573		$567,415		$548,447		$530,611		2	11	$570,842		$515,222		11
Deposit margin	1.80%		1.79%		1.80%		1.86%		1.83%				1.81%		1.90%
Business banking origination volume	$1,641		$1,803		$2,183		$1,688		$1,609		(9)	2	$7,315		$6,775		8
Client investment assets	234,532		231,574		224,741		220,004		218,551		1	7	234,532		218,551		7

Mortgage Banking (in billions)
Mortgage origination volume by channel
Retail	$12.7		$11.7		$11.2		$8.7		$8.7		9	46	$44.3		$36.1		23
Correspondent	16.4		15.4		13.8		13.7		13.8		6	19	59.3		70.3		(16)
Total mortgage origination volume (c)	$29.1		$27.1		$25.0		$22.4		$22.5		7	29	$103.6		$106.4		(3)
Total loans serviced (period-end)	$846.6		$863.3		$880.3		$898.7		$910.1		(2)	(7)	$846.6		$910.1		(7)
Third-party mortgage loans serviced (period-end)	591.5		609.2		629.9		655.4		674.0		(3)	(12)	591.5		674.0		(12)
MSR carrying value (period-end)	6.1		4.9		5.1		5.7		6.6		24	(8)	6.1		6.6		(8)
Ratio of MSR carrying value (period-end) to third-party mortgage
loans serviced (period-end)	1.03%		0.80%		0.81%		0.87%		0.98%				1.03%		0.98%
MSR revenue multiple (d)	2.94	x	2.29	x	2.31	x	2.49	x	2.97	x			2.94	x	2.80	x

Credit Card, excluding Commercial Card
Credit card sales volume (in billions)	$148.5		$139.2		$136.0		$121.7		$130.8		7	14	$545.4		$495.9		10
New accounts opened	2.7		2.7		2.7		2.3		2.5		—	8	10.4		8.7		20

Card Services
Net revenue rate	10.14%		11.04%		12.28%		11.81%		12.54%				11.29%		12.33%

Commerce Solutions
Merchant processing volume (in billions)	$284.9		$267.2		$263.8		$247.5		$258.2		7	10	$1,063.4		$949.3		12

Auto
Loan and lease origination volume (in billions)	$8.0		$9.3		$8.5		$9.6		$9.2		(14)	(13)	$35.4		$32.4		9
Average Auto operating lease assets	12,613		11,418		10,435		9,615		8,794		10	43	11,026		7,807		41

(a)	Users of all web and/or mobile platforms who have logged in within the past 90 days.

(b)	Users of all mobile platforms who have logged in within the past 90 days.

(c)
Firmwide mortgage origination volume was $33.5 billion, $30.9 billion, $28.6 billion, $24.4 billion and $24.7 billion for the three months ended December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015, respectively, and $117.4 billion and $115.2 billion for the full year 2016 and 2015, respectively.

(d)
Represents the ratio of MSR carrying value (period-end) to third-party mortgage loans serviced (period-end) divided by the ratio of annualized loan servicing-related revenue to third-party mortgage loans serviced (average).

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS							FULL YEAR
						4Q16 Change				2016 Change
	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16	4Q15	2016	2015	2015
INCOME STATEMENT
REVENUE
Investment banking fees	$1,612	$1,855	$1,636	$1,321	$1,538	(13)%	5%	$6,424	$6,736	(5)%
Principal transactions	2,372	3,282	2,965	2,470	1,396	(28)	70	11,089	9,905	12
Lending- and deposit-related fees	400	402	385	394	387	—	3	1,581	1,573	1
Asset management, administration and commissions	1,000	968	1,025	1,069	1,049	3	(5)	4,062	4,467	(9)
All other income	242	183	464	280	268	32	(10)	1,169	1,012	16
Noninterest revenue	5,626	6,690	6,475	5,534	4,638	(16)	21	24,325	23,693	3
Net interest income	2,835	2,765	2,690	2,601	2,431	3	17	10,891	9,849	11
TOTAL NET REVENUE (a)	8,461	9,455	9,165	8,135	7,069	(11)	20	35,216	33,542	5

Provision for credit losses	(198)	67	235	459	81	NM	NM	563	332	70

NONINTEREST EXPENSE
Compensation expense	1,696	2,513	2,737	2,600	1,860	(33)	(9)	9,546	9,973	(4)
Noncompensation expense	2,476	2,421	2,341	2,208	2,576	2	(4)	9,446	11,388	(17)
TOTAL NONINTEREST EXPENSE	4,172	4,934	5,078	4,808	4,436	(15)	(6)	18,992	21,361	(11)

Income before income tax expense	4,487	4,454	3,852	2,868	2,552	1	76	15,661	11,849	32
Income tax expense	1,056	1,542	1,359	889	804	(32)	31	4,846	3,759	29
NET INCOME	$3,431	$2,912	$2,493	$1,979	$1,748	18	96	$10,815	$8,090	34

FINANCIAL RATIOS
ROE	20%	17%	15%	11%	10%			16%	12%
Overhead ratio	49	52	55	59	63			54	64
Compensation expense as a percent of total net revenue	20	27	30	32	26			27	30

REVENUE BY BUSINESS
Investment Banking	$1,487	$1,740	$1,492	$1,231	$1,470	(15)	1	$5,950	$6,376	(7)
Treasury Services	950	917	892	884	901	4	5	3,643	3,631	—
Lending	346	283	277	302	390	22	(11)	1,208	1,461	(17)
Total Banking	2,783	2,940	2,661	2,417	2,761	(5)	1	10,801	11,468	(6)
Fixed Income Markets	3,369	4,334	3,959	3,597	2,574	(22)	31	15,259	12,592	21
Equity Markets	1,150	1,414	1,600	1,576	1,064	(19)	8	5,740	5,694	1
Securities Services	887	916	907	881	933	(3)	(5)	3,591	3,777	(5)
Credit Adjustments & Other (b)	272	(149)	38	(336)	(263)	NM	NM	(175)	11	NM
Total Markets & Investor Services	5,678	6,515	6,504	5,718	4,308	(13)	32	24,415	22,074	11
TOTAL NET REVENUE	$8,461	$9,455	$9,165	$8,135	$7,069	(11)	20	$35,216	$33,542	5

(a)
Included tax-equivalent adjustments, predominantly due to income tax credits related to alternative energy investments; income tax credits and amortization of the cost of investments in affordable housing projects; as well as tax-exempt income from municipal bonds of $591 million, $483 million, $476 million, $498 million and $486 million for the three months ended December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016, and December 31, 2015, respectively, and $2.0 billion and $1.7 billion for full year 2016 and 2015, respectively.

(b)
Effective January 1, 2016, consists primarily of credit valuation adjustments (“CVA”) managed by the Credit Portfolio Group, funding valuation adjustments (“FVA”) and debit valuation adjustments (“DVA”) on derivatives. Prior periods also include DVA on fair value option elected liabilities. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets. Effective January 1, 2016, changes in DVA on fair value option elected liabilities are recognized in other comprehensive income. For additional information, see Note 1 on page 28.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)
	QUARTERLY TRENDS							FULL YEAR
						4Q16 Change					2016 Change
	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16	4Q15	2016	2015		2015
SELECTED BALANCE SHEET DATA (period-end)
Assets	$803,511	$825,933	$826,019	$801,053	$748,691	(3)%	7%	$803,511	$748,691		7%
Loans:
Loans retained (a)	111,872	117,133	112,637	109,132	106,908	(4)	5	111,872	106,908		5
Loans held-for-sale and loans at fair value	3,781	4,184	5,600	2,381	3,698	(10)	2	3,781	3,698		2
Total loans	115,653	121,317	118,237	111,513	110,606	(5)	5	115,653	110,606		5
Core loans (b)	115,243	120,885	117,821	111,050	110,084	(5)	5	115,243	110,084		5

Equity	64,000	64,000	64,000	64,000	62,000	—	3	64,000	62,000		3

SELECTED BALANCE SHEET DATA (average)
Assets	$836,446	$811,217	$815,886	$797,548	$797,427	3	5	$815,321	$824,208		(1)
Trading assets - debt and equity instruments	304,348	306,431	306,418	285,122	291,958	(1)	4	300,606	302,514		(1)
Trading assets - derivative receivables	65,675	63,829	61,457	62,557	59,425	3	11	63,387	67,263		(6)
Loans:
Loans retained (a)	112,987	110,941	111,668	108,712	101,959	2	11	111,082	98,331		13
Loans held-for-sale and loans at fair value	4,998	3,864	3,169	3,204	4,897	29	2	3,812	4,572		(17)
Total loans	117,985	114,805	114,837	111,916	106,856	3	10	114,894	102,903		12
Core loans (b)	117,570	114,380	114,421	111,417	106,331	3	11	114,455	102,142	(e)	12

Equity	64,000	64,000	64,000	64,000	62,000	—	3	64,000	62,000		3

Headcount	48,748	49,176	48,805	49,067	49,067	(1)	(1)	48,748	49,067		(1)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$29	$3	$90	$46	$5	NM	480	$168	$(19)		NM
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (a)(c)	467	614	623	650	428	(24)	9	467	428		9
Nonaccrual loans held-for-sale and loans at fair value	109	26	7	7	10	319	NM	109	10		NM
Total nonaccrual loans	576	640	630	657	438	(10)	32	576	438		32

Derivative receivables	223	232	220	212	204	(4)	9	223	204		9
Assets acquired in loan satisfactions	79	75	75	62	62	5	27	79	62		27
Total nonperforming assets	878	947	925	931	704	(7)	25	878	704		25
Allowance for credit losses:
Allowance for loan losses	1,420	1,611	1,669	1,497	1,258	(12)	13	1,420	1,258		13
Allowance for lending-related commitments	801	837	715	744	569	(4)	41	801	569		41
Total allowance for credit losses	2,221	2,448	2,384	2,241	1,827	(9)	22	2,221	1,827		22

Net charge-off/(recovery) rate (a)	0.10%	0.01%	0.32%	0.17%	0.02%			0.15%	(0.02)%
Allowance for loan losses to period-end loans retained (a)	1.27	1.38	1.48	1.37	1.18			1.27	1.18
Allowance for loan losses to period-end loans retained,
excluding trade finance and conduits (d)	1.86	2.02	2.23	2.11	1.88			1.86	1.88
Allowance for loan losses to nonaccrual loans retained (a)(c)	304	262	268	230	294			304	294
Nonaccrual loans to total period-end loans	0.50	0.53	0.53	0.59	0.40			0.50	0.40

(a)	Loans retained includes credit portfolio loans, loans held by consolidated Firm-administered multi-seller conduits, trade finance loans, other held-for-investment loans and overdrafts.

(b)	Loans considered central to the Firm’s ongoing businesses. For further discussion of core loans, see page 28.

(c)
Allowance for loan losses of $113 million, $202 million, $211 million, $233 million and $177 million were held against nonaccrual loans at December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016, and December 31, 2015, respectively.

(d)
Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

(e)	Prior period amount was revised to conform with current period presentation.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)
	QUARTERLY TRENDS							FULL YEAR
						4Q16 Change				2016 Change
	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16	4Q15	2016	2015	2015
BUSINESS METRICS
Advisory	$517	$542	$466	$585	$622	(5)%	(17)%	$2,110	$2,133	(1)%
Equity underwriting	299	370	285	205	314	(19)	(5)	1,159	1,434	(19)
Debt underwriting	796	943	885	531	602	(16)	32	3,155	3,169	—
Total investment banking fees	$1,612	$1,855	$1,636	$1,321	$1,538	(13)	5	$6,424	$6,736	(5)

Assets under custody (“AUC”) (period-end) (in billions)	$20,520	$21,224	$20,470	$20,283	$19,943	(3)	3	$20,520	$19,943	3

Client deposits and other third-party liabilities (average) (a)	390,793	381,542	373,671	358,926	364,794	2	7	376,287	395,297	(5)

Trade finance loans (period-end)	15,923	16,957	17,362	18,078	19,255	(6)	(17)	15,923	19,255	(17)

95% Confidence Level - Total CIB VaR (average)(b)
CIB trading VaR by risk type: (c)
Fixed income	$40	$49	$46	$46	$42	(18)	(5)	$45	$42	7
Foreign exchange	12	16	12	9	10	(25)	20	12	9	33
Equities	10	8	14	22	18	25	(44)	13	18	(28)
Commodities and other	9	9	9	9	11	—	(18)	9	10	(10)
Diversification benefit to CIB trading VaR (d)	(36)	(42)	(37)	(32)	(31)	14	(16)	(36)	(35)	(3)
CIB trading VaR (c)	35	40	44	54	50	(13)	(30)	43	44	(2)
Credit portfolio VaR (e)	12	13	12	12	11	(8)	9	12	14	(14)
Diversification benefit to CIB VaR (d)	(8)	(10)	(12)	(11)	(9)	20	11	(10)	(9)	(11)
CIB VaR	$39	$43	$44	$55	$52	(9)	(25)	$45	$49	(8)

(a)	Client deposits and other third party liabilities pertain to the Treasury Services and Securities Services businesses.

(b)
Certain private equity positions in CIB were removed from the VaR calculation as a result of the scope refinement as discussed in footnote (c) on page 3. In the absence of this refinement, the average VaR, without diversification, for each of the following reported components would have been higher by the following amounts: CIB Equities VaR of $7 million and $5 million, CIB trading VaR of $4 million and $4 million and CIB VaR of $5 million and $6 million for the three months ended December 31, 2016 and September 30, 2016, respectively, and CIB Equities VaR of $3 million, CIB trading VaR of $2 million and CIB VaR of $3 million for full year 2016.

(c)
CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. For further information, see VaR measurement on pages 135–137 of the 2015 Annual Report, and pages 61-63 of the Firm's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2016.

(d)
Average portfolio VaR was less than the sum of the VaR of the components described above, which is due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated.

(e)
Credit portfolio VaR includes the derivative CVA, hedges of the CVA and hedges of the retained loan portfolio, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q16 Change				2016 Change
	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16	4Q15	2016	2015	2015
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$230	$228	$227	$232	$236	1%	(3)%	$917	$944	(3)%
Asset management, administration and commissions	15	14	18	22	20	7	(25)	69	88	(22)
All other income (a)	355	336	341	302	342	6	4	1,334	1,333	—
Noninterest revenue	600	578	586	556	598	4	—	2,320	2,365	(2)
Net interest income	1,363	1,292	1,231	1,247	1,162	5	17	5,133	4,520	14
TOTAL NET REVENUE (b)	1,963	1,870	1,817	1,803	1,760	5	12	7,453	6,885	8

Provision for credit losses	124	(121)	(25)	304	117	NM	6	282	442	(36)

NONINTEREST EXPENSE
Compensation expense	333	343	322	334	310	(3)	7	1,332	1,238	8
Noncompensation expense	411	403	409	379	440	2	(7)	1,602	1,643	(2)
TOTAL NONINTEREST EXPENSE	744	746	731	713	750	—	(1)	2,934	2,881	2

Income before income tax expense	1,095	1,245	1,111	786	893	(12)	23	4,237	3,562	19
Income tax expense	408	467	415	290	343	(13)	19	1,580	1,371	15
NET INCOME	$687	$778	$696	$496	$550	(12)	25	$2,657	$2,191	21

Revenue by product
Lending	$994	$956	$917	$928	$887	4	12	$3,795	$3,429	11
Treasury services	730	693	680	694	655	5	11	2,797	2,581	8
Investment banking (c)	220	203	207	155	156	8	41	785	730	8
Other	19	18	13	26	62	6	(69)	76	145	(48)
Total Commercial Banking net revenue	$1,963	$1,870	$1,817	$1,803	$1,760	5	12	$7,453	$6,885	8

Investment banking revenue, gross (d)	$608	$600	$595	$483	$455	1	34	$2,286	$2,179	5

Revenue by client segment (e)
Middle Market Banking	$764	$716	$698	$707	$694	7	10	$2,885	$2,706	7
Corporate Client Banking	634	612	599	547	520	4	22	2,392	2,184	10
Commercial Term Lending	355	350	342	361	331	1	7	1,408	1,275	10
Real Estate Banking	128	117	107	104	96	9	33	456	358	27
Other	82	75	71	84	119	9	(31)	312	362	(14)
Total Commercial Banking net revenue	$1,963	$1,870	$1,817	$1,803	$1,760	5	12	$7,453	$6,885	8

FINANCIAL RATIOS
ROE	16%	18%	16%	11%	15%			16%	15%
Overhead ratio	38	40	40	40	43			39	42

(a)	Includes revenue from investment banking products and commercial card transactions.

(b)
Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities that provide loans to qualified businesses in low-income communities, as well as tax-exempt income related to municipal financing activity of $134 million, $127 million, $124 million, $120 million and $149 million for the three months ended December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016, and December 31, 2015, and $505 million and $493 million for full year 2016 and 2015, respectively.

(c)	Includes total Firm revenue from investment banking products sold to CB clients, net of revenue sharing with the CIB.

(d)	Represents total Firm revenue from investment banking products sold to CB clients.

(e)
Certain clients were transferred from Middle Market Banking to Corporate Client Banking and from Real Estate Banking to Corporate Client Banking effective in the second and third quarter of 2016, respectively. Prior period client segment amounts were revised to conform with the current period presentation.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)	QUARTERLY TRENDS							FULL YEAR
						4Q16 Change				2016 Change
	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16	4Q15	2016	2015	2015
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$214,341	$212,189	$208,151	$204,602	$200,700	1%	7%	$214,341	$200,700	7%
Loans:
Loans retained	188,261	185,609	179,164	173,583	167,374	1	12	188,261	167,374	12
Loans held-for-sale and loans at fair value	734	191	134	338	267	284	175	734	267	175
Total loans	$188,995	$185,800	$179,298	$173,921	$167,641	2	13	$188,995	$167,641	13
Core loans (a)	188,673	185,354	178,809	173,316	166,939	2	13	188,673	166,939	13
Equity	16,000	16,000	16,000	16,000	14,000	—	14	16,000	14,000	14

Period-end loans by client segment (b)
Middle Market Banking	$53,931	$53,584	$51,951	$51,644	$50,502	1	7	$53,931	$50,502	7
Corporate Client Banking	43,025	43,514	42,372	40,712	37,708	(1)	14	43,025	37,708	14
Commercial Term Lending	71,249	69,133	66,499	64,292	62,860	3	13	71,249	62,860	13
Real Estate Banking	14,722	13,905	12,872	11,656	11,234	6	31	14,722	11,234	31
Other	6,068	5,664	5,604	5,617	5,337	7	14	6,068	5,337	14
Total Commercial Banking loans	$188,995	$185,800	$179,298	$173,921	$167,641	2	13	$188,995	$167,641	13

SELECTED BALANCE SHEET DATA (average)
Total assets	$212,848	$208,765	$205,953	$202,492	$200,325	2	6	$207,532	$198,076	5
Loans:
Loans retained	187,528	180,962	176,229	169,837	165,679	4	13	178,670	157,389	14
Loans held-for-sale and loans at fair value	1,342	517	583	448	188	160	NM	723	492	47
Total loans	$188,870	$181,479	$176,812	$170,285	$165,867	4	14	$179,393	$157,881	14
Core loans (a)	188,478	181,016	176,251	169,626	165,091	4	14	178,875	156,975	14
Client deposits and other third-party liabilities	180,036	173,696	170,717	173,079	178,637	4	1	174,396	191,529	(9)
Equity	16,000	16,000	16,000	16,000	14,000	—	14	16,000	14,000	14

Average loans by client segment (b)
Middle Market Banking	$53,809	$52,648	$51,939	$50,557	$50,926	2	6	$52,244	$50,336	4
Corporate Client Banking	44,387	42,139	41,109	39,348	37,581	5	18	41,754	34,495	21
Commercial Term Lending	70,316	67,696	65,262	63,475	61,574	4	14	66,700	58,138	15
Real Estate Banking	14,452	13,382	12,936	11,464	10,742	8	35	13,063	9,917	32
Other	5,906	5,614	5,566	5,441	5,044	5	17	5,632	4,995	13
Total Commercial Banking loans	$188,870	$181,479	$176,812	$170,285	$165,867	4	14	$179,393	$157,881	14

Headcount	8,365	8,333	8,127	7,971	7,845	—	7	8,365	7,845	7

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$53	$44	$60	$6	$16	20	231	$163	$21	NM
Nonperforming assets
Nonaccrual loans:
Nonaccrual loans retained (c)	1,149	1,212	1,258	1,257	375	(5)	206	1,149	375	206
Nonaccrual loans held-for-sale and loans
at fair value	—	—	—	—	18	—	(100)	—	18	(100)
Total nonaccrual loans	1,149	1,212	1,258	1,257	393	(5)	192	1,149	393	192

Assets acquired in loan satisfactions	1	1	1	1	8	—	(88)	1	8	(88)
Total nonperforming assets	1,150	1,213	1,259	1,258	401	(5)	187	1,150	401	187
Allowance for credit losses:
Allowance for loan losses	2,925	2,858	3,041	3,099	2,855	2	2	2,925	2,855	2
Allowance for lending-related commitments	248	244	226	252	198	2	25	248	198	25
Total allowance for credit losses	3,173	3,102	3,267	3,351	3,053	2	4	3,173	3,053	4

Net charge-off/(recovery) rate (d)	0.11%	0.10%	0.14%	0.01%	0.04%			0.09%	0.01%
Allowance for loan losses to period-end loans retained	1.55	1.54	1.70	1.79	1.71			1.55	1.71
Allowance for loan losses to nonaccrual loans retained (c)	255	236	242	247	761			255	761
Nonaccrual loans to period-end total loans	0.61	0.65	0.70	0.72	0.23			0.61	0.23

(a)	Loans considered central to the Firm’s ongoing businesses. For further discussion of core loans, see page 28.

(b)
Certain clients were transferred from Middle Market Banking to Corporate Client Banking and from Real Estate Banking to Corporate Client Banking effective in the second and third quarter of 2016, respectively. Prior period client segment amounts were revised to conform with the current period presentation.

(c)
Allowance for loan losses of $155 million, $221 million, $292 million, $278 million and $64 million was held against nonaccrual loans retained at December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016, and December 31, 2015, respectively.

(d)	Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q16 Change				2016 Change
	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16	4Q15	2016	2015	2015
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$2,209	$2,087	$2,102	$2,016	$2,328	6%	(5)%	$8,414	$9,175	(8)%
All other income	89	190	90	229	46	(53)	93	598	388	54
Noninterest revenue	2,298	2,277	2,192	2,245	2,374	1	(3)	9,012	9,563	(6)
Net interest income	789	770	747	727	671	2	18	3,033	2,556	19
TOTAL NET REVENUE	3,087	3,047	2,939	2,972	3,045	1	1	12,045	12,119	(1)

Provision for credit losses	(11)	32	(8)	13	17	NM	NM	26	4	NM

NONINTEREST EXPENSE
Compensation expense	1,296	1,279	1,249	1,241	1,307	1	(1)	5,065	5,113	(1)
Noncompensation expense	879	851	849	834	889	3	(1)	3,413	3,773	(10)
TOTAL NONINTEREST EXPENSE	2,175	2,130	2,098	2,075	2,196	2	(1)	8,478	8,886	(5)

Income before income tax expense	923	885	849	884	832	4	11	3,541	3,229	10
Income tax expense	337	328	328	297	325	3	4	1,290	1,294	—
NET INCOME	$586	$557	$521	$587	$507	5	16	$2,251	$1,935	16

REVENUE BY LINE OF BUSINESS
Global Investment Management	$1,550	$1,497	$1,424	$1,499	$1,615	4	(4)	$5,970	$6,301	(5)
Global Wealth Management	1,537	1,550	1,515	1,473	1,430	(1)	7	6,075	5,818	4
TOTAL NET REVENUE	$3,087	$3,047	$2,939	$2,972	$3,045	1	1	$12,045	$12,119	(1)

FINANCIAL RATIOS
ROE	25%	24%	22%	25%	21%			24%	21%
Overhead ratio	70	70	71	70	72			70	73
Pretax margin ratio:
Global Investment Management	30	31	30	33	36			31	31
Global Wealth Management	30	27	28	26	17			28	22
Asset Management	30	29	29	30	27			29	27

Headcount	21,082	21,142	20,897	20,885	20,975	—	1	21,082	20,975	1

Number of client advisors	2,504	2,560	2,622	2,750	2,778	(2)	(10)	2,504	2,778	(10)

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q16 Change				2016 Change
	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16	4Q15	2016	2015	2015
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$138,384	$137,295	$134,380	$131,276	$131,451	1%	5%	$138,384	$131,451	5%
Loans (a)	118,039	116,043	113,319	111,050	111,007	2	6	118,039	111,007	6
Core loans (b)	118,039	116,043	113,319	111,050	111,007	2	6	118,039	111,007	6
Deposits	161,577	157,274	148,967	152,908	146,766	3	10	161,577	146,766	10
Equity	9,000	9,000	9,000	9,000	9,000	—	—	9,000	9,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$135,213	$134,920	$131,529	$129,790	$130,980	—	3	$132,875	$129,743	2
Loans	115,063	114,201	111,704	110,497	110,305	1	4	112,876	107,418	5
Core loans (b)	115,063	114,201	111,704	110,497	110,305	1	4	112,876	107,418	5
Deposits	158,335	153,121	151,214	150,616	145,623	3	9	153,334	149,525	3
Equity	9,000	9,000	9,000	9,000	9,000	—	—	9,000	9,000	—

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$—	$5	$2	$9	$8	(100)	(100)	$16	$12	33
Nonaccrual loans	390	372	254	335	218	5	79	390	218	79
Allowance for credit losses:
Allowance for loan losses	274	285	258	270	266	(4)	3	274	266	3
Allowance for lending-related commitments	4	5	4	4	5	(20)	(20)	4	5	(20)
Total allowance for credit losses	278	290	262	274	271	(4)	3	278	271	3
Net charge-off/(recovery) rate	—%	0.02%	0.01%	0.03%	0.03%			0.01%	0.01%
Allowance for loan losses to period-end loans	0.23	0.25	0.23	0.24	0.24			0.23	0.24
Allowance for loan losses to nonaccrual loans	70	77	102	81	122			70	122
Nonaccrual loans to period-end loans	0.33	0.32	0.22	0.30	0.20			0.33	0.20

(a)
Included $32.8 billion, $30.7 billion, $29.2 billion, $27.7 billion, and $26.6 billion of prime mortgage loans reported in the Consumer, excluding credit card, loan portfolio at December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016, and December 31, 2015, respectively.

(b)	Loans considered central to the Firm’s ongoing businesses. For further discussion of core loans, see page 28.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Dec 31, 2016
						Change		FULL YEAR
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,			2016 Change
CLIENT ASSETS	2016	2016	2016	2016	2015	2016	2015	2016	2015	2015
Assets by asset class
Liquidity (a)	$436	$403	$385	$386	$430	8%	1%	$436	$430	1%
Fixed income (a)	420	437	424	403	376	(4)	12	420	376	12
Equity	351	357	342	346	353	(2)	(1)	351	353	(1)
Multi-asset and alternatives	564	575	542	541	564	(2)	—	564	564	—
TOTAL ASSETS UNDER MANAGEMENT	1,771	1,772	1,693	1,676	1,723	—	3	1,771	1,723	3
Custody/brokerage/administration/deposits	682	675	651	647	627	1	9	682	627	9
TOTAL CLIENT ASSETS	$2,453	$2,447	$2,344	$2,323	$2,350	—	4	$2,453	$2,350	4

Memo:
Alternatives client assets (b)	$154	$157	$151	$151	$172	(2)	(10)	$154	$172	(10)

Assets by client segment
Private Banking	$435	$433	$425	$428	$437	—	—	$435	$437	—
Institutional	869	862	811	798	816	1	6	869	816	6
Retail	467	477	457	450	470	(2)	(1)	467	470	(1)
TOTAL ASSETS UNDER MANAGEMENT	$1,771	$1,772	$1,693	$1,676	$1,723	—	3	$1,771	$1,723	3

Private Banking	$1,098	$1,089	$1,058	$1,057	$1,050	1	5	$1,098	$1,050	5
Institutional	886	879	827	814	824	1	8	886	824	8
Retail	469	479	459	452	476	(2)	(1)	469	476	(1)
TOTAL CLIENT ASSETS	$2,453	$2,447	$2,344	$2,323	$2,350	—	4	$2,453	$2,350	4

Assets under management rollforward
Beginning balance	$1,772	$1,693	$1,676	$1,723	$1,711			$1,723	$1,744
Net asset flows:
Liquidity (a)	35	18	1	(30)	(1)			24	—
Fixed income (a)	(6)	9	13	14	(7)			30	(8)
Equity	(12)	(7)	(5)	(5)	3			(29)	1
Multi-asset and alternatives	(3)	21	(2)	6	(5)			22	22
Market/performance/other impacts	(15)	38	10	(32)	22			1	(36)
Ending balance	$1,771	$1,772	$1,693	$1,676	$1,723			$1,771	$1,723

Client assets rollforward
Beginning balance	$2,447	$2,344	$2,323	$2,350	$2,323			$2,350	$2,387
Net asset flows	21	47	2	(7)	1			63	27
Market/performance/other impacts	(15)	56	19	(20)	26			40	(64)
Ending balance	$2,453	$2,447	$2,344	$2,323	$2,350			$2,453	$2,350

(a)	Prior period amounts were revised to conform with current period presentation.

(b)	Represents assets under management, as well as client balances in brokerage accounts.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q16 Change					2016 Change
	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16	4Q15	2016	2015		2015
INCOME STATEMENT
REVENUE
Principal transactions	$27	$57	$29	$97	$(56)	(53)%	NM	$210	$41		412%
Securities gains	5	64	20	51	72	(92)	(93)	140	190		(26)
All other income (a)	269	76	122	121	571	254	(53)	588	569		3
Noninterest revenue	301	197	171	269	587	53	(49)	938	800		17
Net interest income	(498)	(385)	(329)	(213)	64	(29)	NM	(1,425)	(533)		(167)
TOTAL NET REVENUE (b)	(197)	(188)	(158)	56	651	(5)	NM	(487)	267		NM

Provision for credit losses	—	(1)	(1)	(2)	(2)	100	100	(4)	(10)		60

NONINTEREST EXPENSE (c)	439	143	(273)	153	609	207	(28)	462	977		(53)
Income/(loss) before income tax expense/(benefit)	(636)	(330)	116	(95)	44	(93)	NM	(945)	(700)		(35)
Income tax expense/(benefit)	(295)	(165)	282	(63)	(178)	(79)	(66)	(241)	(3,137)	(h)	92
NET INCOME/(LOSS)	$(341)	$(165)	$(166)	$(32)	$222	(107)	NM	$(704)	$2,437		NM

MEMO:
TOTAL NET REVENUE
Treasury and Chief Investment Office (“CIO”)	(256)	(211)	(226)	(94)	137	(21)	NM	(787)	(493)		(60)
Other Corporate	59	23	68	150	514	157	(89)	300	760		(61)
TOTAL NET REVENUE	$(197)	$(188)	$(158)	$56	$651	(5)	NM	$(487)	$267		NM

NET INCOME/(LOSS)
Treasury and CIO	(197)	(208)	(199)	(111)	138	5	NM	(715)	(235)		(204)
Other Corporate	(144)	43	33	79	84	NM	NM	11	2,672		(100)
TOTAL NET INCOME/(LOSS)	$(341)	$(165)	$(166)	$(32)	$222	(107)	NM	$(704)	$2,437		NM

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$799,426	$824,336	$778,359	$781,806	$768,204	(3)	4	$799,426	$768,204		4
Loans	1,592	1,738	1,862	1,983	2,187	(8)	(27)	1,592	2,187		(27)
Core loans (d)(e)	1,589	1,735	1,857	1,978	2,182	(8)	(27)	1,589	2,182		(27)

Headcount	32,358	31,572	30,402	29,572	29,617	2	9	32,358	29,617		9

SUPPLEMENTAL INFORMATION
TREASURY and CIO
Securities gains	$(3)	$64	$20	$51	$72	NM	NM	$132	$190		(31)%
Investment securities portfolio (average) (f)	278,843	271,816	278,962	283,443	296,693	3	(6)	278,250	314,802		(12)
Investment securities portfolio (period-end) (g)	286,838	269,207	275,562	282,424	287,777	7	—	286,838	287,777		—
Mortgage loans (average)	1,580	1,722	1,858	2,005	2,221	(8)	(29)	1,790	2,501		(28)
Mortgage loans (period-end)	1,513	1,661	1,798	1,927	2,136	(9)	(29)	1,513	2,136		(29)

Private equity portfolio
Carrying value	$1,797	$1,893	$1,879	$2,004	$2,103	(5)	(15)	$1,797	$2,103		(15)
Cost	2,649	2,951	2,941	3,512	3,798	(10)	(30)	2,649	3,798		(30)

(a)	Included revenue related to a legal settlement of $514 million for the three months ended December 31, 2015 and full year 2015.

(b)
Included tax-equivalent adjustments, predominantly due to tax-exempt income from municipal bond investments of $222 million, $218 million, $227 million, $218 million, and $219 million for the three months ended December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016, and December 31, 2015, respectively, and $885 million and $839 million for full year 2016, and 2015, respectively.

(c)
Included legal expense/(benefit) of $165 million, $(85) million, $(467) million and $407 million for the three months ended December 31, 2016, September 30, 2016, June 30, 2016 and December 31, 2015, respectively; and $(385) million and $832 million for full year 2016, and 2015, respectively. Legal expense/(benefit) for the three months ended March 31, 2016 was not material.

(d)	Loans considered central to the Firm’s ongoing businesses. For further discussion of core loans, see page 28.

(e)
Average core loans were $1.7 billion, $1.8 billion, $2.0 billion, $2.1 billion, and $2.3 billion for the three months ended December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016, and December 31, 2015, respectively, and $1.9 billion and $2.5 billion for full year 2016 and 2015, respectively.

(f)
Average investment securities included held-to-maturity balances of $50.9 billion, $52.8 billion, $53.4 billion, $48.3 billion, and $49.5 billion for the three months ended December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016, and December 31, 2015, respectively, and $51.4 billion and $50.0 billion for full year 2016, and 2015, respectively.

(g)
Period-end investment securities included held-to-maturity balances of $50.2 billion, $52.0 billion, $53.8 billion, $47.9 billion, and $49.1 billion at December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016, and December 31, 2015, respectively.

(h)	Full year 2015 reflected tax benefits of $2.6 billion due to the resolution of various tax audits.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
						Dec 31, 2016
						Change
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,
	2016	2016	2016	2016	2015	2016	2015
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained, excluding PCI loans	$328,727	$326,353	$322,690	$314,128	$303,357	1%	8%
Loans - PCI	35,679	37,045	38,360	39,743	40,998	(4)	(13)
Total loans retained	364,406	363,398	361,050	353,871	344,355	—	6
Loans held-for-sale	238	398	255	321	466	(40)	(49)
Total consumer, excluding credit card loans	364,644	363,796	361,305	354,192	344,821	—	6

Credit card loans
Loans retained	141,711	133,346	131,507	126,012	131,387	6	8
Loans held-for-sale	105	89	84	78	76	18	38
Total credit card loans	141,816	133,435	131,591	126,090	131,463	6	8
Total consumer loans	506,460	497,231	492,896	480,282	476,284	2	6

Wholesale loans (b)
Loans retained	383,790	386,449	374,174	364,312	357,050	(1)	7
Loans held-for-sale and loans at fair value	4,515	4,374	5,734	2,719	3,965	3	14
Total wholesale loans	388,305	390,823	379,908	367,031	361,015	(1)	8

Total loans	894,765	888,054	872,804	847,313	837,299	1	7
Derivative receivables	64,078	65,579	78,446	70,209	59,677	(2)	7
Receivables from customers and other (c)	17,560	19,163	14,426	16,294	13,497	(8)	30
Total credit-related assets	976,403	972,796	965,676	933,816	910,473	—	7

Lending-related commitments
Consumer, excluding credit card	54,797	59,990	59,224	60,744	58,478	(9)	(6)
Credit card	553,891	549,634	539,105	532,224	515,518	1	7
Wholesale	368,014	368,987	357,145	367,466	366,399	—	—
Total lending-related commitments	976,702	978,611	955,474	960,434	940,395	—	4

Total credit exposure	$1,953,105	$1,951,407	$1,921,150	$1,894,250	$1,850,868	—	6

Memo: Total by category
Consumer exposure (d)	$1,115,268	$1,106,980	$1,091,363	$1,073,377	$1,050,405	1	6
Wholesale exposures (e)	837,837	844,427	829,787	820,873	800,463	(1)	5
Total credit exposure	$1,953,105	$1,951,407	$1,921,150	$1,894,250	$1,850,868	—	6

Note: The Firm provides several non-GAAP financial measures which exclude the impact of PCI loans. For further discussion of these measures, see page 28.

(a)	Includes loans reported in CCB, prime mortgage and home equity loans reported in AM, and prime mortgage loans reported in Corporate.

(b)	Includes loans reported in CIB, CB and AM business segments and Corporate.

(c)
Predominantly includes receivables from customers, which represent margin loans to prime and retail brokerage customers; these are classified in accrued interest and accounts receivable on the Consolidated balance sheets.

(d)	Represents total consumer loans and lending-related commitments.

(e)	Represents total wholesale loans, lending-related commitments, derivative receivables, and receivables from customers and other.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Dec 31, 2016
						Change
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,
	2016	2016	2016	2016	2015	2016	2015
NONPERFORMING ASSETS (a)
Consumer nonaccrual loans (b)(c)	$4,820	$4,961	$5,085	$5,225	$5,413	(3)	(11)

Wholesale nonaccrual loans
Loans retained	1,954	2,151	2,093	2,203	988	(9)	98
Loans held-for-sale and loans at fair value	109	26	7	7	28	319	289
Total wholesale nonaccrual loans	2,063	2,177	2,100	2,210	1,016	(5)	103

Total nonaccrual loans	6,883	7,138	7,185	7,435	6,429	(4)	7

Derivative receivables	223	232	220	212	204	(4)	9
Assets acquired in loan satisfactions	429	409	352	376	401	5	7
Total nonperforming assets	7,535	7,779	7,757	8,023	7,034	(3)	7
Wholesale lending-related commitments (d)	506	503	460	722	193	1	162
Total nonperforming exposure	$8,041	$8,282	$8,217	$8,745	$7,227	(3)	11

NONACCRUAL LOAN-RELATED RATIOS
Total nonaccrual loans to total loans	0.77%	0.80%	0.82%	0.88%	0.77%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	1.32	1.36	1.41	1.48	1.57
Total wholesale nonaccrual loans to total
wholesale loans	0.53	0.56	0.55	0.60	0.28

(a)
At December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016, and December 31, 2015, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $5.0 billion, $5.0 billion, $5.2 billion, $5.7 billion and $6.3 billion, respectively, that are 90 or more days past due; (2) student loans insured by U.S. government agencies under the Federal Family Education Loan Program (“FFELP”) of $263 million, $259 million, $252 million, $269 million and $290 million, respectively, that are 90 or more days past due; (3) real estate owned (“REO”) insured by U.S. government agencies of $142 million, $163 million, $355 million, $360 million and $343 million, respectively. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance issued by the Federal Financial Institutions Examination Council (“FFIEC”). Under this guidance, non-modified credit card loans are charged off by the end of the month in which the account becomes 180 days past due, while modified credit card loans are charged off when the account becomes 120 days past due. Moreover, all credit card loans must be charged off within 60 days of receiving notification about certain specified events (e.g., bankruptcy of the borrower).

(b)
Included nonaccrual loans held-for-sale of $53 million, $53 million, $61 million and $98 million at December 31, 2016, September 30, 2016, March 31, 2016 and December 31, 2015, respectively. There were no nonaccrual loans held-for-sale at June 30, 2016.

(c)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(d)	Represents commitments that are risk rated as nonaccrual.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q16 Change				2016 Change
	4Q16	3Q16	2Q16	1Q16	4Q15	3Q16	4Q15	2016	2015	2015
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$14,204	$14,227	$13,994	$13,555	$13,466	—%	5%	$13,555	$14,185	(4)%
Net charge-offs:
Gross charge-offs	1,532	1,375	1,433	1,357	1,300	11	18	5,697	5,241	9
Gross recoveries	(252)	(254)	(252)	(247)	(236)	1	(7)	(1,005)	(1,155)	13
Net charge-offs	1,280	1,121	1,181	1,110	1,064	14	20	4,692	4,086	15
Write-offs of PCI loans and other (a)	32	36	41	47	46	(11)	(30)	156	208	(25)
Provision for loan losses	896	1,132	1,456	1,596	1,200	(21)	(25)	5,080	3,663	39
Other	(12)	2	(1)	—	(1)	NM	NM	(11)	1	NM
Ending balance	$13,776	$14,204	$14,227	$13,994	$13,555	(3)	2	$13,776	$13,555	2

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$1,100	$960	$1,014	$786	$735	15	50	$786	$622	26
Provision for lending-related commitments	(32)	139	(54)	228	51	NM	NM	281	164	71
Other	10	1	—	—	—	NM	NM	11	—	NM
Ending balance	$1,078	$1,100	$960	$1,014	$786	(2)	37	$1,078	$786	37

Total allowance for credit losses	$14,854	$15,304	$15,187	$15,008	$14,341	(3)	4	$14,854	$14,341	4

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans (b)	0.31%	0.26%	0.19%	0.25%	0.31%			0.25%	0.30%
Credit card retained loans	2.67	2.51	2.70	2.62	2.42			2.63	2.51
Total consumer retained loans	0.95	0.86	0.85	0.89	0.88			0.89	0.92
Wholesale retained loans	0.08	0.05	0.17	0.07	0.03			0.09	—
Total retained loans	0.58	0.51	0.56	0.53	0.52			0.54	0.52
Consumer retained loans, excluding credit card and
PCI loans	0.35	0.29	0.21	0.29	0.35			0.28	0.35
Consumer retained loans, excluding PCI loans	1.03	0.93	0.92	0.97	0.97			0.96	1.02
Total retained, excluding PCI loans	0.60	0.54	0.58	0.56	0.54			0.57	0.55

Memo: Average retained loans
Consumer retained, excluding credit card loans	$364,857	$362,457	$357,602	$348,916	$339,637	1	7	$358,486	$318,612	13
Credit card retained loans	136,085	132,626	128,314	127,227	126,903	3	7	131,081	124,274	5
Total average retained consumer loans	500,942	495,083	485,916	476,143	466,540	1	7	489,567	442,886	11
Wholesale retained loans	382,360	374,593	369,706	360,306	350,370	2	9	371,778	337,407	10
Total average retained loans	$883,302	$869,676	$855,622	$836,449	$816,910	2	8	$861,345	$780,293	10

Consumer retained, excluding credit card and
PCI loans	$328,507	$324,741	$318,556	$308,526	$298,047	1	10	$320,118	$274,866	16
Consumer retained, excluding PCI loans	464,592	457,367	446,870	435,753	424,950	2	9	451,199	399,140	13
Total retained, excluding PCI loans	846,949	831,956	816,572	796,055	775,316	2	9	822,973	736,543	12

(a)
Write-offs of PCI loans are recorded against the allowance for loan losses when actual losses for a pool exceed estimated losses that were recorded as purchase accounting adjustments at the time of acquisition. A write-off of a PCI loan is recognized when the underlying loan is removed from a pool (e.g., upon liquidation).

(b)	The net charge-off rates exclude the write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Dec 31, 2016
						Change
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,
	2016	2016	2016	2016	2015	2016	2015
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific (a)	$308	$352	$365	$371	$364	(13)%	(15)%
Formula-based	2,579	2,667	2,627	2,694	2,700	(3)	(4)
PCI	2,311	2,618	2,654	2,695	2,742	(12)	(16)
Total consumer, excluding credit card	5,198	5,637	5,646	5,760	5,806	(8)	(10)
Credit card
Asset-specific (a)(b)	358	363	361	427	460	(1)	(22)
Formula-based	3,676	3,521	3,323	3,007	2,974	4	24
Total credit card	4,034	3,884	3,684	3,434	3,434	4	17
Total consumer	9,232	9,521	9,330	9,194	9,240	(3)	—
Wholesale
Asset-specific (a)	342	490	525	565	274	(30)	25
Formula-based	4,202	4,193	4,372	4,235	4,041	—	4
Total wholesale	4,544	4,683	4,897	4,800	4,315	(3)	5
Total allowance for loan losses	13,776	14,204	14,227	13,994	13,555	(3)	2
Allowance for lending-related commitments	1,078	1,100	960	1,014	786	(2)	37
Total allowance for credit losses	$14,854	$15,304	$15,187	$15,008	$14,341	(3)	4

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	1.43%	1.55%	1.56%	1.63%	1.69%
Credit card allowance to total credit card retained loans	2.85	2.91	2.80	2.73	2.61
Wholesale allowance to total wholesale retained loans	1.18	1.21	1.31	1.32	1.21
Wholesale allowance to total wholesale retained loans,
excluding trade finance and conduits (c)	1.30	1.33	1.45	1.47	1.35
Total allowance to total retained loans	1.55	1.61	1.64	1.66	1.63
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (d)	109	115	111	112	109
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (d)	145	146	147	143	161
Wholesale allowance to wholesale retained nonaccrual loans	233	218	234	218	437
Total allowance to total retained nonaccrual loans	205	201	198	190	215

CREDIT RATIOS, excluding PCI loans
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	0.88	0.93	0.93	0.98	1.01
Total allowance to total retained loans	1.34	1.37	1.40	1.40	1.37
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (d)	61	62	59	59	58
Allowance, excluding credit card allowance, to retained non-
accrual loans, excluding credit card nonaccrual loans (d)	111	109	110	107	117
Total allowance to total retained nonaccrual loans	171	164	161	153	172

(a)	Includes risk-rated loans that have been placed on nonaccrual status and loans that have been modified in a troubled debt restructuring (“TDR”).

(b)
The asset-specific credit card allowance for loan losses relates to loans that have been modified in a TDR; the Firm calculates such allowance based on the loans’ original contractual interest rates and does not consider any incremental penalty rates.

(c)
Management uses allowance for loan losses to period-end loans retained, excluding CIB’s trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(d)	For information on the Firm’s nonaccrual policy for credit card loans, see footnote (a) on page 25.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES, KEY PERFORMANCE MEASURES AND OTHER NOTES

Non-GAAP Financial Measures

(a)
In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results, including the overhead ratio, and the results of the lines of business on a “managed” basis, which are non-GAAP financial measures. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the reportable business segments) on a FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These non-GAAP financial measures allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.

(b)
Tangible common equity (“TCE”), Return on tangible common equity (“ROTCE”), and Tangible book value per share (“TBVPS”) are non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are meaningful to the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.

(c)
The ratios of the allowance for loan losses to period-end loans retained, the allowance for loan losses to nonaccrual loans retained, and nonaccrual loans to total period-end loans excluding credit card and PCI loans, exclude the following: loans accounted for at fair value and loans held-for-sale; PCI loans; and the allowance for loan losses related to PCI loans. Additionally, net charge-offs and net charge-off rates exclude the impact of PCI loans. The ratio of the wholesale allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB’s trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(d)
CIB calculates the ratio of the allowance for loan losses to end-of-period loans excluding the impact of consolidated Firm-administered multi-seller conduits and trade finance loans, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

Key Performance Measures

(a)
Core loans represent loans considered central to the Firm’s ongoing businesses; core loans exclude loans classified as trading assets, runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit.

Other Notes

(1)
Effective January 1, 2016, the Firm adopted new accounting guidance related to the recognition and measurement of financial liabilities where the fair value option has been elected. This guidance requires the portion of the total change in fair value caused by changes in the Firm’s own credit risk (DVA) to be presented separately in other comprehensive income; previously these amounts were recognized in net income. The guidance was required to be applied as of the beginning of the fiscal year of adoption via a cumulative effect adjustment to the Consolidated balance sheet, which resulted in a reclassification from retained earnings to accumulated other comprehensive income. The adoption of this guidance had no material impact on the Firm’s Consolidated Financial Statements.

(2)
Effective January 1, 2016, the Firm adopted new accounting guidance related to share-based payments, including the accounting for income taxes and classification in the statement of cash flows. The guidance requires that all excess tax benefits and tax deficiencies that pertain to share-based payment arrangements be recognized within income tax expense in the Consolidated statements of income; previously such amounts were recognized within additional paid-in capital. The adoption of this guidance had no material impact on the Firm’s Consolidated Financial Statements.